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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 37

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 39

QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS

55 Old Bedford Road

Lincoln, MA 01773

(781) 259-1144

WILLARD L. UMPHREY, President

Quant Funds

55 Old Bedford Road

Lincoln, MA 01773

Copy to:

Mark P. Goshko, Esq.

KIRKPATRICK & LOCKHART PRESTON GATES ELLIS, LLP

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on May 1, 2008 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION	FEBRUARY ☐, 2008

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Quant Foreign Value Small Cap Fund (the “Fund”)

Ordinary and Institutional* Shares

PROSPECTUS

May [	], 2008
TABLE OF CONTENTS	Page
Basic Information about the Fund

Summary of Fees and Expenses

Non-Principal Investment Policies and Related Risks

Management of the Fund

How to Invest

How to Exchange

How to Redeem

Calculation of Net Asset Value

Shareholder Services

Shareholder Account Policies

Other Policies

Dividends, Distributions and Taxation

Financial Highlights

An investment in the Fund is NOT a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may not achieve its goals and is not intended as a complete investment program. Contact your investment professional to discuss how each Fund fits into your portfolio.

BOS-1164043 v8

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THE FUND’S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS COMPLETE OR ACCURATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

* Institutional shares are authorized but not offered as of the date of this prospectus. Ordinary shares of the Fund are the only share class that you may purchase.

BASIC INFORMATION ABOUT THE FUND

Quant Foreign Value Small Cap Fund (the “Fund”) Investment Objective

Long-term growth of capital and income.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks of foreign markets issuers. A foreign markets issuer is one that is organized under the laws of a non-U.S. country, has a principal office in a non-U.S. country or derives at least 50% of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Generally, the Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East; however, the Fund also may invest without limit in emerging markets issuers. An emerging market issuer is one that is organized under the laws of an emerging country, has a principal office in an emerging country or derives at least 50% of its gross revenues or profits from goods or services produced in emerging market countries or from sales made in emerging market countries. For purposes of the Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts (see below), participatory notes, warrants and rights. The Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The Fund will invest at least 80% of its total assets in stocks of small cap companies. Although there is no minimum market capitalization for companies whose securities the Fund may purchase, a small cap company will generally be a company with a market capitalization (at time of purchase) from $250 million to $2 billion.

Depositary Receipts. A depositary receipt is a receipt traded on an investor’s domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts (“ADRs”) are receipts of shares of a foreign-based company traded on a U.S. market. Instead of buying shares of foreign-based companies in foreign markets, U.S. investors can buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts (“GDRs”) are receipts of shares of a company traded on a foreign market, typically an emerging market, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult and expensive trading on the issuing company’s home exchange. Because the companies issuing GDRs are not as well established and do not use the same accounting system as more developed markets, their stocks tend to be more volatile and less liquid. Other types of depositary receipts may also be used.

The Fund’s advisor, Polaris Capital Management, LLC (“Polaris” or the “Advisor”) primarily employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

The Fund’s Advisor uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the Advisor believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry value sectors. Second, because the Advisor believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 20,000 companies to identify a pool of approximately 500 securities with the greatest potential for undervalued streams of sustainable cash flow or undervalued assets. Third, the Advisor conducts rigorous fundamental research on the pool of companies identified throughout the first two steps of the investment process. The Advisor also maintains a “watch-list” of approximately 250 companies which may be used if the valuation of a company held in the Fund’s portfolio falls below the value of an alternative company. With the benefit of these rankings, the Fund’s Advisor also can monitor a portfolio of securities for consistency with the Fund’s investment objectives.

The Fund generally will be invested in issuers in three or more foreign markets. Although the Fund’s Advisor may invest in both value stocks and growth stocks, the Fund mainly invests in value stocks that the Fund’s Advisor believes are currently undervalued compared to their true worth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

Principal Risks

An investment in the Fund involves a high degree of risk. Even though the Fund seeks long-term growth of capital and income, you could lose money on your investment or not make as much as if you had invested elsewhere. Even though the Fund seeks to achieve its investment objective, you could lose money on your investment or not make as much as if you had invested elsewhere. The main risks that could affect your investment include:

Stock Market Risk

• The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to appreciate as anticipated by the Fund’s Advisor. Many factors can adversely affect a stock’s performance.

• The risk that movements in the securities markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Common Stocks Risk

• The value of a company’s stock falls as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services.

• The value of a company’s stock falls as a result of factors affecting multiple companies in a number of different industries, such as increases in production costs.

• The value of a company’s stock falls as a result of changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Warrants Risk

Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. An investment in warrants may be considered more speculative than certain other types of investments. The value of a warrant does not necessarily change with the value of the underlying securities, and warrants expire worthless if they are not exercised on or prior to their expiration date.

Small Cap Companies Risk

Small cap companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Small cap companies’ earnings and revenue tend to be less predictable than for larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund’s Advisor thinks appropriate.

Value Stocks Risk

To the extent the Fund invests in value stocks, if the Fund’s Advisor’s assessment of a company’s prospects is wrong, or if the market fails to recognize the stock’s value, then the price of the company’s stock may not approach the value that the Fund’s Advisor believes is the full market value. Value stocks may also decline in price even when the Fund’s Advisor already believes they are undervalued.

Growth Stocks Risk

To the extent the Fund invests in growth stocks, if the Fund’s Advisor’s assessment of the prospects for the company’s earnings growth is wrong, or if its judgment about how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s Advisor has placed on it.

Foreign Investments Risk

• Unfavorable changes in currency exchange rates: Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar.

• Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

• Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

• Limited legal recourse: Legal remedies for investors such as the Fund may be more limited than those available in the United States.

• Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell these investments at desirable prices. For the same reason, the Fund may at times find it difficult to value their foreign investments.

• Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.

• Lower yield: Common stocks of foreign companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund. The Fund’s yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

Emerging Markets Investments Risk

The Fund may invest in emerging markets countries. Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it even more difficult to value their emerging markets investments than the Fund’s other foreign investments.

Non-Diversification Risk

• The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) that means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

• This risk is greater for smaller companies that are the primary investment vehicles for the Fund, which tend to be more vulnerable to adverse developments.

Performance

This section of the prospectus would normally show how the Fund’s total return has varied from year to year, along with a broad-based market index for reference. Because the Fund is new and has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)1

	Ordinary Shares	Institutional Shares[3]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	1.00%[2]	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividend and Other Distributions(as a percentage of redemption proceeds)	1.00%[2]	None
Maximum Redemption Fee	None	None

Annual Fund Operating Expenses as a percentage of average net assets

(expenses that are deducted from Fund assets)

Ordinary Shares
Management Fee	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%
Other Expenses[4]	☐%
Total Annual Fund Operating Expenses	[ ]%

Institutional Shares
Management Fee	1.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[4]	[ ]%
Total Annual Fund Operating Expenses	[ ]%

1  If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2  The deferred sales charge of 1% is not imposed on certain redemptions including redemptions of shares (i) held by certain contributory 401(k) plans, (ii) maintained through the National Securities Clearing Corporation (“NSCC”), (iii) held in omnibus accounts maintained by No Transaction Fee (“NTF”) programs of certain broker-dealers or (iv) clearing though certain financial intermediaries. See How To Redeem—Payment of Redemption Amount for more information.

3  Institutional shares are authorized but not offered as of the date of this prospectus. Ordinary shares of the Fund are the only share class that you may purchase.

4  Estimated for current fiscal year. The Fund has an expense offset arrangement that reduces their custodian fee based upon the amount of cash maintained by the Fund with the custodian. “Other expenses” in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ordinary Shares		Institutional Shares
1 Year	3 Years	1 Year	3 Years
[ ]	[ ]	[ ]	[ ]

This Example assumes that you do not redeem your shares at the end of the period:

Ordinary Shares		Institutional Shares
1 Year	3 Years	1 Year	3 Years
[ ]	[ ]	[ ]	[ ]

The Example does not reflect deferred sales charges on reinvested dividends and other distributions. If the deferred sales charges were included, your costs would be higher.

NON-PRINCIPAL INVESTMENT POLICIES AND RELATED RISKS

The section Basic Information about the Fund describes the Fund’s investment objective and principal investment strategies and risks. This section describes additional investments that the Fund may make or strategies it may pursue to a lesser degree to achieve the Fund’s goal. Some of the Fund’s secondary investment policies also entail risks. To learn more about these risks you should obtain and read the Fund’s statement of additional information (“SAI”). You may request a free copy of the SAI by mail, phone or by accessing the internet. See the last page of this prospectus.

Investments other than Common Stocks. The Fund may invest up to 20% of its assets in investments such as preferred stocks, convertible securities, fixed income securities, real estate investment trusts, or repurchase agreements.

The Fund will invest in convertible securities primarily for their equity characteristics.

The Fund may invest in fixed income securities of any maturity. The Fund may not invest more than 10% of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Advisor. Fixed income securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.

Real estate investment trusts (“REITs”) are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the Fund will, in some cases, indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Derivatives. The Fund may use futures and options on securities, indices and currencies and other derivatives.

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on the Fund’s risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities.

Derivatives may be used for both hedging and non-hedging purposes. Derivatives will not be used as a primary investment technique. Non-principal uses could include hedging against adverse changes in stock market prices, interest rates or currency exchange rates; using derivatives as a substitute for buying or selling securities or to increase the Fund’s return as a non-hedging strategy that may be considered speculative.

Short Term Trading. Normally, the Fund’s Advisor does not trade for short-term profits. The Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Fund’s investment criteria.

Portfolio Turnover. The Fund’s annual portfolio turnover ratio will vary. If the Fund’s Advisor does a lot of trading, the Fund will experience increased operating expenses, which could reduce performance and may cause shareholders to incur an increased level of taxable income or capital gains.

Cash Management and Temporary Defensive Strategies. Normally, the Fund’s Advisor invests substantially all of the Fund’s assets to meet the Fund’s investment objective. The Fund’s Advisor may invest the remainder of the Fund’s assets in short term debt obligations with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the Fund’s Advisor may judge that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Fund’s Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. Although the Fund’s Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its objective.

Changes in Policies. The Trustees may change the Fund’s objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. However, the Fund’s policies of investing at least 80% of its total assets in common stock of foreign markets issues and 80% of its total assets in small cap companies may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

MANAGEMENT OF THE FUND

Under Massachusetts’ law, the management of the Fund’s business and affairs is the ultimate responsibility of the Board of Trustees of the Fund.

The Manager

The Fund is managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773 (the “Manager”), which handles the Fund’s business affairs. Quantitative Advisors is a privately held financial services firm providing administrative services and facilities to the Quant Funds. As of December 31, 2007, the firm had approximately $1.6 billion in assets under management for mutual funds, institutional and other clients.

The Manager may, subject to the approval of the Trustees, choose the investments of the Fund itself or, subject to the approval by the Trustees, select sub-advisors (the “Advisors”) to execute the day-to-day investment strategies of the Fund. The Manager currently employs the Advisor to make the investment decisions and portfolio transactions for the Fund and supervises the Advisor’s investment programs.

Day-to-day responsibility for investing the Fund’s assets currently is provided by the Advisor described below. The Quant Funds have received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with advisors without obtaining shareholder approval. With Trustee approval, the Manager may employ a new advisor for the Fund, change the terms of the advisory contracts, or enter into new advisory contracts with advisors. The Manager retains ultimate responsibility to oversee the advisors and to recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate the advisory contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any advisor changes or other material amendments to an advisory contract that occur under these arrangements.

The Advisors and Portfolio Management

Advisor. Polaris Capital Management, LLC (“Polaris” or the “Advisor”), 125 Summer Street, Boston, MA 02110, serves as the investment sub-adviser to the Foreign Value Fund. As of December 31, 2007, Polaris had $4.3 billion in assets under management for institutional clients and affluent individuals.

The Advisor provides portfolio management and related services to the Fund, including trade execution.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund.

Portfolio Management. Bernard R. Horn, Jr. is the lead portfolio manager of the Fund. Sumanta Biswas generally contributes to the day-to-day management of the Fund’s portfolio through such means as performing research and management of Polaris’ proprietary quantitative model. Mr. Biswas may also provide advice on investment decisions during periods when Mr. Horn is unavailable, but does not generally make the final decision as to which securities to purchase or sell for the Fund. The extent to which Mr. Biswas may perform these functions, and the nature of the functions, may change from time to time.

Portfolio manager	Portfolio manager experience in this Fund	Primary title with Advisor and investment experience
Bernard R. Horn, Jr.	Since 2008 (Fund inception) lead portfolio manager	Founder and Portfolio Manager since 1995 Investment professional since 1980
Sumanta Biswas	Since 2008

Assistant Portfolio Manager since 2004

Investment professional since 1996; from 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; since 2002 with this Advisor

Management and Advisory Fees

As compensation for services, the Fund pays the Manager a monthly fee at the annual rate of 1% of the average daily net assets of the Fund. From the management fee, the Manager pays the expenses of providing investment advisory services to the Fund, including the fees of the Advisor.

The Fund’s semi-annual report to be dated September 30, 2008 will contain a detailed discussion of the Board of Trustees’ consideration of the advisory and/or subadvisory agreements approved during the fiscal period April 1, 2008 to September 30, 2008.

Expense Limitations. The Manager may voluntarily agree to limit the total operating expenses of the Fund for a period of time by waiving fees or reimbursing the Fund for an expense that it would otherwise incur. In such cases, the Manager may seek reimbursement from the Fund if the Fund’s total operating expenses fall below that limit prior to the end of the Fund’s fiscal year. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses, and expenses are calculated gross of custody credits, if applicable. Extraordinary expenses include, but are not limited to, the higher incremental costs of custody associated with foreign securities, litigation and indemnification expenses. The agreement is subject to periodic review, and there is no guarantee that the Manager will continue to limit these expenses in the future.

Additional Payments. The Manager or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor, U.S. Boston Capital Corporation) based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. The intermediaries to which payments may be made are determined by the Manager. These payments may be in addition to other payments, such as Rule 12b-1 fees or deferred sales charges, and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Quant Funds or to provide marketing or service support to the Quant Funds. See the SAI for more information.

HOW TO INVEST

The Fund is comprised of two (2) classes of shares: Ordinary Shares and Institutional Shares. Institutional shares are authorized but not offered as of the date of this prospectus. Ordinary shares of the Fund are the only share class that you may purchase.

Ordinary Shares are available to all purchasers and are subject to a fee charged pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 fee”) of 0.25% and in some cases a deferred sales charge (on redemption proceeds) of 1.00%

Institutional Shares are available to limited classes of purchasers on a “no-load” basis, that is, they are not subject to a sales charge or Rule 12b-1 fee. See How to Redeem—Payment of Redemption Amount. Both classes of shares represent interests in the same portfolio of securities and each has the same rights, except that Ordinary Shares have exclusive voting rights with respect to the Fund’s distribution plan under Rule 12b-1 (“12b-1 Plan”), which is described below.

Classes of Shares

Ordinary Shares

The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

•  participate in the Fund’s Automatic Investment Plan;

•  open a Uniform Gifts/Transfers to Minors account; or

•  open an Individual Retirement Account (“IRA”) or an account under a similar plan established under the Employee Retirement Income Security Act of 1974, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”), including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10).

The Fund or the Distributor, at their discretion, may waive these minimums.

You may make subsequent purchases in any amount, although the Fund or the Distributor, at their discretion, reserve the right to impose a minimum at any time.

Institutional Shares

Institutional Shares are offered to clients who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Quant Funds that currently offer Institutional Shares. There is no minimum additional investment amount.

Institutional Shares are not subject to any sales charges or fees pursuant to the Fund’s 12b-1 Plan.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more

(i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the Fund;

(ii) banks and insurance companies purchasing shares for their own account;

(iii) an insurance company separate account; or

(iv) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts.

$1 million or more in the aggregate

If an account or group of accounts is (a) not represented by a broker/dealer, (b) the minimum initial investment is at least $1 million in the aggregate at the plan, group or organization level and (c) the investment is made by:

(1) A private foundation that meets the requirements of Section 501(c)(3) of the Code;

(2) An endowment or organization that meets the requirements of Section 509(a)(1) of the Code; or

(3) A group of accounts related through a family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

None

Investments made for an individual account or a group of accounts:

(i) through an eligible mutual fund wrap program. To be eligible, a mutual fund wrap program must offer allocation services, charge an asset-based fee to its participants for asset allocation and/or offer advisory services, and meet trading and operational requirements under an appropriate agreement with the Distributor or clearing entity; or

(ii) by registered investment advisers who are (a) charging an asset based fee for their advisory services and (b) purchasing on behalf of their clients.

You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in the mutual fund programs also may offer their clients other classes of shares of the Fund and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

None

(i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; or

(ii) officers, partners, trustees or directors and employees of the Fund, the Fund’s affiliated corporations, or of the Fund’s Advisor and its affiliated corporations (a “Fund Employee”), the spouse or child of the Fund Employee, the Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of the Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

To qualify for the purchase of Institutional Shares, Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, a division of the Manager (“Transfer Agent”), with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold, except to the Fund.

The Manager, at its sole discretion, may accept investments of $1 million or more in the aggregate from other classes of investors substantially similar to those listed above. In addition, the Manager may waive or lower initial investment amounts in other circumstances. Please call 1-800-326-2151 for more information.

Distributor and Distribution Plan

U.S. Boston Capital Corporation is the distributor of the Fund’s shares.

The Fund has adopted the Rule 12b-1 Plan to pay for the marketing and distribution of Fund shares and for services provided to shareholders of the Fund’s Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, which may increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

Additional dealer compensation. The Distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the broker or intermediary, or such other criteria agreed to by the Distributor. The brokers or intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Fund and the other series of the Quant Funds (collectively, the “Quant Funds”) or cooperate with the Distributor’s promotional efforts or to provide marketing or service support to the Quant Funds. See the SAI for more information.

Making an Initial Investment

You may purchase shares of each class of the Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Fund. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price, unless such trade is placed as a result of an online purchase through the Fund’s web site in which case the trade will receive the price next determined after the money requested from your bank via the Automated Clearing House (“ACH”) system are received by the Fund’s Transfer Agent. The Fund will accept orders for purchases of shares on any day on which the NYSE is open. See Calculation of Net Asset Value. The offering of shares of the Fund may be suspended from time to time, and the Fund reserves the right to reject any specific order.

You must provide the Fund with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.quantfunds.com.

Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this prospectus regarding the Fund’s policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Fund’s toll-free number 1-800-326-2151. Shares may not be purchased by facsimile request or by electronic mail.

Patriot Act Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may close your account if it cannot adequately verify your identity. If your account must be closed, your redemption price will be the net asset value (less applicable sales charges) on the date of redemption.

Investments by Check. You may purchase shares of the Fund by sending a check payable in U.S. dollars to Quant Funds specifying the name(s) of the fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:

Quant Funds

Attention: Transfer Agent

55 Old Bedford Road

Lincoln, Massachusetts 01773

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashiers checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated.

Internet Transactions. Investors may make subsequent investments in their accounts through the Quant Funds’ web site.

Quant Funds will accept Internet purchase instructions only if the purchase price is paid to Quant Funds through debiting your bank account. Quant Funds imposes a limit of $10,000 on Internet purchase transactions and shareholders may only redeem shares purchased via the Quant Funds web site in writing or by calling the Quant Funds shareholder service line at 1-800-326-2151. Regardless of the method of redemption, for the first 90 days after the Internet purchase of shares is made, proceeds from the redemption of such shares will be paid only via ACH to the same bank account from which the purchase payment to Quant Funds originated.

If the bank account number changes during such 90 days, the shareholder must provide the Quant Funds with a signature guaranteed letter of instruction from a bank or a qualified broker/dealer changing the bank account number prior to such redemption. If during such 90-day period you are unable to open a replacement bank account, you must provide a signature guaranteed letter of redemption as described in Written Request for Redemption (regardless of the amount redeemed, the person to whom the redemption proceeds are to be paid or the address to which the redemption proceeds are to be sent).

Quant Funds employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on the Quant Funds’ web site, you will need your Social Security Number and an alphanumeric password. If Quant Funds follows these procedures, neither Quant Funds, its affiliates, nor the Fund will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow Quant Funds’ security procedures. By entering into the user’s agreement with Quant Funds through our web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to Quant Funds that result in a loss to you.

Automatic Investment Plan

You may participate in the Automatic Investment Plan for the Fund by completing the appropriate section of the Account Application and enclosing a minimum investment of $1,000. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of the Fund. You may cancel the Plan at any time, but your request must be received five business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than five business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Fund or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire

If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.

Investments through Brokers and other Financial Intermediaries

Shares may be purchased through any securities dealer with whom the Distributor has a sales agreement. Shares also may be made available through financial service firms which are also securities dealers and which have a service agreement with the Distributor. The Fund has approved the acceptance of purchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time). Securities dealers and financial service firms are responsible for transmitting your order to the Quant Funds in a timely manner. The Quant Funds reserve the right to adjust the closing time to coincide with an earlier closing of the NYSE or due to other unusual circumstances.

If you invest in the Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, other conditions may apply to your investment in the Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Quant Funds and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

If your shares are held in your investment firm’s name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

Exchange of Securities for Shares of the Fund

At the discretion of the Manager and relevant Advisors, you may purchase shares of the Fund in exchange for securities of certain companies, consistent with the Fund’s investment objectives. Additional information regarding this option is contained in the SAI.

Subsequent Investments

If you are buying additional shares in an existing account, you should identify the Quant Fund and your account number. If you do not specify the Quant Fund and you have investments in more than one Quant Fund, we may have to return your check to you. If you wish to make additional investments in more than one Quant Fund, you should provide your account numbers and identify the amount to be invested in each fund. You may pay for all purchases with a single check. Additional shares may be purchased online via ACH payment as well.

Investments through Tax-Deferred Retirement Plans

Retirement plans offer you a number of benefits, including the chance to defer investment income and capital gains. Contributions to a retirement plan also may be tax deductible. Custodial retirement accounts, including IRAs, Rollover IRAs, Roth IRAs, Simplified Employee Pension Plans (SEP-IRAs), and 403(b) Accounts for employees of tax-exempt institutions (including schools, hospitals and charitable organizations) require a special Account Application. Please call 1-800-326-2151 for assistance. State Street Bank and Trust Company acts as custodian for the Fund’s tax-deferred accounts. Custodial accounts are subject to specific fees. You may open other types of tax-deferred accounts, including accounts established by a Plan Sponsor under Section 401(k) of the Code for employee benefit plans, using the attached Account Application.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between the Fund and other Quant Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Quant Fund. There is no fee for exchanges. The exchange privilege is available only in states where shares of the Quant Fund being acquired may legally be sold. Individual Quant Funds may not be registered in each state. You should be aware that exchanges might produce a gain or loss, as the case may be, for tax purposes.

You can make exchanges in writing or by telephone, if applicable. Exchanges must be made between accounts that have the same name, address and tax identification number. Exchanges will be made at the per share net asset value of shares of such class next determined after the exchange request is received in good order by the Fund. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.

Shares may not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

You can directly redeem shares of the Fund by written request, by telephone and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Fund.

Good order means that:

•  You have provided adequate instructions

•  There are no outstanding claims against your account

•  There are no transaction limitations on your account

•  Your request includes a signature guarantee (see Shareholder Account Policies) if you:

—  Are selling over $10,000 worth of shares

—  Changed your account registration or address within the last 30 days

—  Instruct the transfer agent to mail the check to an address different from the one on your account

—  Want the check paid to someone other than the account owner(s)

—  Are transferring the sale proceeds to a Quant mutual fund account with a different registration

—  Are selling shares purchased over the Internet within 90 days and your bank account number has changed

The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).

Regardless of the method of redemption, for the first 90 days after the purchase of shares is made over the Internet, such shares will be paid only via ACH to the same bank account from which the payment to Quant Funds originated. If the bank account number changes during such 90 days, the shareholder must provide the Quant Funds with a signature guaranteed letter of instruction from a bank or a qualified broker/dealer changing the bank account number prior to such redemption.

Written Request for Redemption

You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.

If you redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Fund from the possibility of fraudulent requests for redemption. See Shareholder Account Policies—Signature Guarantees and Other Requirements.

Shares may not be redeemed by facsimile request or by electronic mail.

Requests should be sent to:

Quant Funds

Attention: Transfer Agent

55 Old Bedford Road

Lincoln, Massachusetts 01773

Telephone Redemption

If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Fund, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Fund’s policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.

Automatic Withdrawal Plan

If you have a minimum of $10,000 in your account, you may request withdrawal of a specified dollar amount (a minimum of $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Fund or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.

Redemption through Broker/Dealers and Other Financial Intermediaries

You may sell shares back to the Fund through any securities dealer with whom the Distributor has a sales agreement. You should contact your securities dealer for appropriate instructions and for information concerning any transaction or service fee that may be imposed by the securities dealer.

Shares also may be redeemed through financial service firms which are also securities dealers and which have a service agreement with the Distributor. The Fund has approved the acceptance of redemption requests effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern Time). Securities dealers and financial service firms are responsible for transmitting your order to the Fund in a timely manner. The Fund reserves the right to adjust the closing time to coincide with an earlier closing of the NYSE or due to other unusual circumstances.

Payment of Redemption Amount

The Fund will generally send redemption proceeds, less a deferred sales charge of 1% for Ordinary Shares within three business days of the execution of a redemption request. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Fund reserves the right to hold the redemption check until monies have been collected by the Fund from the customers’ bank.

The Fund may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the SEC. As set forth in the prospectus, the Fund may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

Except as noted below, a deferred sales charge amounting to 1% of the value of the shares redeemed will be withheld from the redemption proceeds of Ordinary Shares and paid to the Distributor. The deferred sales charge is also imposed when you transfer your shares from an account maintained with the Fund that is subject to the deferred sales charge to an account maintained by a broker-dealer that is not subject to the deferred sales charge due to one of the exceptions cited below. Because of this deferred sales charge, prospective investors should purchase Ordinary Shares only as a long-term investment.

Deferred Sales Charge on Ordinary Shares. The deferred sales charge on Ordinary Shares is not imposed in the case of:

•  Involuntary redemptions imposed by the Fund

•  Redemptions of shares tendered for exchange

•  Redemptions of shares held by contributory plans qualified under Section 401(k) of the Code

•  Redemptions of shares made by employees of the Manager or an affiliate

•  Redemptions of shares held in omnibus accounts maintained through NSCC pursuant to a written mutual fund program agreement

•  Redemptions of shares held in omnibus accounts maintained by no transaction fee (“NTF”) programs of certain financial intermediaries pursuant to a written agreement between the financial intermediaries and the Fund, the Manager and/or the Distributor

•  Redemptions of shares through certain clearing arrangements pursuant to a written agreement between the financial intermediary and the Fund, the Manager and/or the Distributor

Additional information regarding circumstances under which the deferred sales charge is not imposed is available on the Quant Funds website at www.quantfunds.com.

Redemptions in Excess of $250,000

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, and if they do, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund’s net assets, whichever is less. The Fund will pay all of your redemption proceeds in cash if you provide the Fund with at least 30 days’ notice before you plan to redeem. You must specify the dollar amount or number of shares to be redeemed and the date of the transaction, a minimum of 30 days after receipt of the instruction by the Fund. You may make the instruction by telephone if you have telephone redemption privileges; otherwise, your request must be in writing with all signatures guaranteed. If you make a request and subsequently cancel it, subsequent redemption requests may not all be paid in cash unless the subsequent request is at least 90 days after the date of the prior canceled redemption request.

CALCULATION OF NET ASSET VALUE

Net asset value for the Fund share is the value of that share’s portion of all of the net assets in the Fund. The Fund calculates its net asset value by adding the value of the Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Net asset value per share of each class of shares of the Fund will be determined as of the close of trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund may invest in securities listed on foreign exchanges that trade on days on which it does not compute net asset value (i.e., Saturdays, Sundays and Exchange holidays), and the net asset value of shares of the Fund may be significantly affected on such days.

The Fund’s assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of the Fund’s net asset value (a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees. Other significant events that may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, the Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Generally, the Fund holds securities that are primarily listed and traded on a foreign exchange. Funds holding foreign securities translate values for any portfolio investments quoted in foreign currencies into U.S. dollars using currency exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s net asset value. Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for the Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of the Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

SHAREHOLDER SERVICES

How to Reach Us

By Mail:	Quantitative Institutional Services 55 Old Bedford Road Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.quantfunds.com

Quant Funds Website www.quantfunds.com

You can use the website to get:

•  Your current account information

•  Returns of all publicly available Quant mutual funds

•  prospectuses for the Quant mutual funds

•  A copy of Quant Funds’ privacy notice

Household Delivery of Fund Documents

With your consent, Quant may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Quant Funds. If you wish to revoke your consent to this practice, you may do so by notifying Quant, by phone or in writing (see “How to contact us”). Quant will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Confirmation Statements

The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

Privacy

The Quant Funds have a policy that protects the privacy of your personal information. A copy of Quant Funds’ privacy notice was given to you at the time you opened your account. Quant Funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through the Quant Funds’ website.

Tax information

In January of each year, the Fund will mail you information about the tax status of the dividends and distributions, if any, paid to you by the Fund.

SHAREHOLDER ACCOUNT POLICIES

Exchange limitation

Quant Funds do not currently limit the number of exchange transactions you may make each year; however, the Quant Funds intend to actively discourage short-term trading in Fund shares because frequent trading can increase the expenses incurred by the Fund and make portfolio management less efficient. Short-term trading will be treated as described in Excessive Trading.

Excessive Trading

Frequent trading into and out of the Fund can disrupt portfolio management strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund investing in securities that may require special valuation processes (such as foreign securities or small cap securities) may have increased exposure to the risks of short term trading.

Each of the Quant Funds discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund’s shares to be excessive for a variety of reasons, such as if:

•  You sell shares within a short period of time after the shares were purchased;

•  You make two or more purchases and redemptions within a short period of time;

•  You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•  We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Quant Fund shares by Fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the Fund may be adversely affected.

Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund policies.

The Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the Fund believes are requested on behalf of market timers. The Fund reserves the right to reject any purchase request by any investor or financial institution if the Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Fund and its shareholders do not incur any gain or loss as a result of a rejected order.

The Fund and its agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of the Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Fund may impose further restrictions on trading activities by market timers in the future. The Fund’s prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Medallion signature guarantees and other requirements

You are required to obtain a medallion signature guarantee when you are:

•  Requesting certain types of exchanges or sales of fund shares

•  Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Quant Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Minimum Account Size

Each Quant Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and 5,000 shares for Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to certain qualified retirement plan accounts.

Telephone and Website Access

You may have difficulty contacting the Quant Funds by telephone or accessing quantfunds.com during times of market volatility or disruption in telephone or Internet service. On NYSE holidays or on days when the exchange closes early, Quant will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access the Quant Funds’ website, www.quantfunds.com, or reach the Quant Funds by telephone, you should communicate with the Fund in writing.

Share Certificates

The Fund does not offer share certificates. Shares are electronically recorded.

OTHER POLICIES

The Fund and the Distributor reserve the right to:

•  charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•  revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the SEC.

•  charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees.

The Fund reserves the right to:

•  suspend transactions in Fund shares when trading on the NYSE is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Funds to sell or value their portfolio securities.

•  redeem in kind by delivering to you portfolio securities owned by the Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.

Disclosure of Portfolio Holdings

The Quant Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Fund’s SAI. In addition, the following information is generally available to you on the Fund’s website at www.quantfunds.com:

Information	Approximate Date of Posting to Website
Fund’s top 10 holdings as of each quarter end	14 days after quarter end
Fund’s full securities holdings as of each quarter end	30 days after quarter end

Note that the Quant Funds or its agents may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the Quant Funds file a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS, DISTRIBUTIONS, AND TAXATION

Dividends and Distributions

The Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.

Unless you elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund you own. You may also elect to have dividends, capital gains, or both paid in cash. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least ten dollars. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Fund you own. All distributions, whether received in shares or cash, are taxable and must be reported by you on federal income tax returns.

Taxation

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation.

Taxability of Distributions

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. If a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends received deduction for corporate shareholders. Other distributions are generally taxable as ordinary income. The Fund expects that the majority of its distributions will be designated as capital gains, however the proportion of such distributions may vary. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes. Fund distributions will reduce the Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the U.S., the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund’s Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions

When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Further information relating to tax consequences is contained in the SAI. Fund distributions also may be subject to state, local and foreign taxes.

FINANCIAL HIGHLIGHTS

The financial highlights are not yet available for the Fund, which is newly organized.

OBTAINING ADDITIONAL INFORMATION

More information about the Quant Funds may be obtained free upon request.

The Fund’s Statement of Additional Information (SAI) and annual and semi-annual reports to shareholders will include additional information about the Fund. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal years. The SAI, the Fund’s financial statements and the auditor’s report on the financial statements included in the Fund’s most recent annual report to shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Fund also files its complete schedules of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The Fund’s most recent portfolio holdings, as filed on Form N-Q, are also available at www.quantfunds.com.

If you have questions about the Quant Funds or your account, or you wish to obtain free copies of the Funds’ current SAI or annual or semi annual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.

By Mail:	Quantitative Institutional Services 55 Old Bedford Road Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.quantfunds.com

You may review and obtain copies of the Fund’s SAI, financial reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Please call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. You may need to refer to the Fund’s file number.

SEC 1940 Act File #811-3790.

Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773
Advisers	Polaris Capital Management, LLC 125 Summer Street, Boston, MA 02110
Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773
Custodian	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105
Fund Accountant	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105
Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773
Independent Registered Public Accounting Firm	[ ]
Legal Counsel	[ ]
For Account Information

For Quant Funds information, contact your financial adviser or, if you receive account statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 9:00 a.m. to 5:00 p.m. Eastern Time. Or visit our web site, www.quantfunds.com.

This page is not part of the prospectus.

55 Old Bedford Road

Lincoln, MA 01773

www.quantfunds.com

Address Service Requested

© 2008 U.S. Boston Capital Corporation

Distributor of the Quant Funds

Member FINRA, SIPC

This page is not part of the prospectus.

- 32 -

The Information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated February ☐, 2008

STATEMENT OF ADDITIONAL INFORMATION

Quant Funds

Quant Foreign Value Small Cap Fund (the “Fund”)

Ordinary Shares and Institutional* Shares

May ☐, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Fund’s Ordinary Shares and Institutional Shares prospectus, dated May ☐, 2008. A copy of the prospectus and annual and semi-annual shareholder reports (when available) can be obtained free of charge by calling 1-800-326-2151, by written request to the Quant Funds at 55 Old Bedford Road, Lincoln, MA 01773 or from our website at: www.quantfunds.com.

TABLE OF CONTENTS

PAGE
FUND HISTORY	.....................................................................................	1
INVESTMENT OBJECTIVES AND POLICIES	.....................................................................................	1
INVESTMENT POLICIES, RISKS AND RESTRICTIONS	.................................................................................	2
INVESTMENT RESTRICTIONS OF THE FUND	.................................................................................	8
MANAGEMENT OF THE FUND	........................................................................................................	9
PORTFOLIO TRANSACTIONS	.........................................................................................................	19
DISCLOSURE OF PORTFOLIO HOLDINGS	20
HOW TO INVEST	...................................................................................................................	22
HOW TO EXCHANGE	..................................................................................................................	24
HOW TO REDEEM	..........................................................................................................................	24
CALCULATION OF NET ASSET VALUE	......................................................................................	25
DISTRIBUTIONS	.............................................................................................................................	26
TAXATION	...........................................................................................................................................	26
PERFORMANCE MEASURES	..............................................................................................................	29
THE QUANT FUNDS	.............................................................................................................	33
PROXY VOTING POLICIES	...................................................................................................	34
APPENDIX	.......................................................................................................................................	35

* Institutional shares are authorized but not offered as of the date of this SAI. Ordinary shares of the Fund are the only share class that you may purchase.

FUND HISTORY

The Quantitative Group of Funds was established in 1983 as a business trust under Massachusetts’ law. A copy of the Amended and Restated Declaration of Trust (as amended through July 19, 1993) amending and restating the Agreement and Declaration of Trust dated June 27, 1983, is on file with the Secretary of the Commonwealth of Massachusetts. See THE QUANT FUNDS for additional information.

INVESTMENT OBJECTIVES AND POLICIES

The Fund is a series of the Quantitative Group of Funds, or Quant Funds, a registered, open-end, management investment company (the “Trust”). The Fund is non-diversified. The Fund and the other funds of the Trust are collectively, the “Quant Funds.” Only information about the Fund is included in this SAI; information regarding other funds offered by the Trust is available in a separate prospectus and SAI. The investment objectives and policies of the Fund are summarized in the text of the prospectus following the captions BASIC INFORMATION ABOUT THE FUND and NON-PRINCIPAL INVESTMENT

POLICIES AND RELATED RISKS. There is no assurance that the Fund’s objectives will be achieved. This SAI contains certain additional information about those objectives and policies. Capitalized terms used in this SAI but not defined herein have the same meaning as in the prospectus.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objectives and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow the Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. The Fund will invest in convertible securities primarily for their equity characteristics.

OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund’s total assets would be invested in any one investment company.

Subject to the limitations on investments in other investment companies, the Fund may invest up to 10% of its total assets in closed-end country funds whose shares are traded in the United States. Investments in closed-end funds may allow the Fund to attain exposure to a broader base of companies in certain emerging markets and to avoid foreign government restrictions that may limit direct investment in a country’s equity markets. Closed-end country funds are managed pools of securities of companies having their principal place of business in a particular foreign country. Shares of certain of these closed-end investment companies may at times only be acquired at market premiums to their net asset values.

The limitations on investments in other investment companies do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

EXCHANGE TRADED FUNDS. Subject to the limitations on investment in OTHER INVESTMENT COMPANIES as such may be modified by an exemptive order from the Securities and Exchange Commission (the “SEC”) with respect to a particular exchange traded fund ("ETF"), the Fund may invest in ETFs.

ETFs, such as Standard & Poor’s Corporation (“S&P”) depositary receipts (“SPDRs”), Nasdaq 100 Index Trading Stock (“QQQs”), iShares and various country index funds, are investment companies whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response +to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS. To the extent consistent with its investment objective, the Fund may invest up to 5% of its total net assets (at time of purchase) in initial public offerings (“IPO”) of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPOs are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Fund” in the prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPOs could represent a significant portion of a fund’s investment performance. The Fund cannot assure that investments in IPOs will continue to be available to the Fund or, if available, will result in positive investment performance, particularly during times when the Fund is of smaller size. In addition, as the Fund’s assets increase, the impact of investments in IPOs on the overall performance of the Fund is likely to decrease.

The Fund may sell stocks purchased in IPOs shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPOs, the Fund may continue to hold such stocks for longer-term investment if Polaris Capital Management, LLC (the “Advisor” or “Polaris”) believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Fund may purchase newly public stocks in the secondary market if the Fund’s Advisor determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.

DERIVATIVES. The Fund may, but is not required to, engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depend upon, or are derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over the counter”). The Fund may use derivatives both for hedging and non-hedging purposes. Although the Fund’s Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and the Fund will depend on its Advisor’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Fund.

Participatory Notes. The Fund may invest in participatory notes. Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities. These securities are not registered with the Securities and

Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general. See “Principal Risks for the Fund” in the Fund’s prospectus for a discussion of the risks of investing in foreign securities. Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

OPALS. The Fund may invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities. See PRINCIPAL RISKS FOR THE FUND-Foreign Investments in the prospectus. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts differ from receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. The Fund’s Custodian (as defined below) will place cash or liquid debt securities into a segregated account of the series in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Fund’s Advisor believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75% of the value of its assets, to the consummation of these contracts. The Fund’s Advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Other than as set forth above, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Fund’s Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Fund’s Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

SHORT-TERM DEBT OBLIGATIONS. The Fund may invest in short-term debt obligations for temporary defensive purposes and for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and securities of foreign governments. Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks and foreign banks having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations: (i) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or an Advisor, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by Standard & Poor’s. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

BOND RATINGS.

Moody’s bond ratings cited above are as follows:

Aaa: Bonds that are rated “Aaa” are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as “high-grade” bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or other elements may make long-term risks appear greater than those of “Aaa” securities.

The S&P Corporation bond ratings cited above are as follows:

AAA: “AAA” is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Fund will enter into repurchase agreements only with: (i) commercial banks or (ii) registered broker-dealers. Although the Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Fund’s present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

No more than 5% of the value of the Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see "Illiquid Securities" below). In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.

SECURITIES LOANS. The Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. See INVESTMENT RESTRICTIONS OF THE FUND. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the security involved.

OPTIONS. The Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. The Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. The Fund may also write call options to partially hedge a possible stock market decline. Because the Fund’s objective is growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. The Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Fund was unable to enter into a closing purchase transaction, the principal risks to the Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Fund, especially during periods when market prices of the underlying securities appreciate.

SHORT SALES. The Fund will limit short sales to selling securities "against the box." No securities will be sold short if after giving effect to any short sales, the value of all securities sold short would exceed 25% of the Fund’s net assets.

Short Sales Against the Box. The Fund may sell securities “short against the box.” A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund’s portfolio. If the Fund enters into a transaction requiring segregation, such as a short sale, the Custodian or the Advisor will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund holds, and maintains until the settlement date in a segregated account with the Fund’s Custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

WARRANTS. The Fund may invest in warrants purchased as units or attached to securities purchased by the series. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

ILLIQUID SECURITIES. Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that the Fund may have difficulty, or may even be legally precluded from, selling within a particular time. The Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

ALTERNATIVE STRATEGIES. At times, the Fund’s Advisor may judge that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Fund’s Advisor may then temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the Fund. Although the Fund’s Advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

PORTFOLIO TURNOVER. A change in securities held by the Fund is known as “portfolio turnover” and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by the Fund. As a new fund, portfolio turnover information for the Fund is not available as of the date of this SAI.

INVESTMENT RESTRICTIONS OF THE FUND

Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions which, along with the Fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.	more than 50% of the outstanding shares of the Fund.

Statements in italics are not part of the investment restriction

The Fund may not:

(1)	issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(2)

borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

Under current regulatory requirements, the Fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the Fund’s total assets (including the amount borrowed); (b) borrow up to an additional 5% of the Fund’s assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; and (d) purchase securities on margin to the extent permitted by applicable law. In the opinion of the SEC, the Fund’s limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

(3)

invest in real estate except: (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;

(4)	act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;

(5)

make loans, except that the Fund may: (i) lend portfolio securities in accordance with the Fund’s investment policies; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom; and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

(6)	concentrate its investments in securities of companies in any particular industry; or

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25% of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications. As of November 1, 2006, the Fund relied on MSCI Global Industry Classification Standard (GICS ) classifications. The Fund’s policy does not apply to investments in U.S. government securities.

(7)

invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.

For example, a futures contract may be deemed to be a commodity contract.

Although certain of these policies envision the Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions the Fund may engage in transactions in stock index futures and related options, the Fund does not currently intend to engage in such transactions.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy (2) above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

MANAGEMENT OF THE FUND

The Trustees of the Trust are responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance. The majority of the Trustees are otherwise not affiliated with the Fund and not “interested persons” (as defined in the 1940 Act) of the Advisor, the Manager or the Fund (“Non-Interested Trustees”).

NON-INTERESTED TRUSTEES

Name, Address and (Age) (1)	Position with Fund; Length of Time Served; and Term of Office (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Robert M. Armstrong (68)	Trustee (1985 to present)	President, Alumni Career Services, Inc.; Independent financial and career consulting services	5	NewPage Corporation; NewPage Holding Corporation
John M. Bulbrook (65)	Trustee (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	5	John M. Bulbrook Insurance Agency Inc.
Edward E. Burrows (75)	Trustee (1985 to present)	Independent consulting actuary - employee benefit plans.	5	None
William H. Dunlap (56)	Trustee (October 2006 to present)	President, EQ Rider, Inc., equestrian clothing sales; Principal, William H. Dunlap & Company (consulting firm)	5	Merrimack County Savings Bank
Clinton S. Marshall (50)	Trustee (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses; CFO, Fore River Company, commercial real estate; Finance Director, Northern York County Family YMCA; CFO, Great Works Internet, voice an internet service provider; CFO, Holographix, developer and manufacturer of holographic mirrors and gratings	5	Great Works Internet

INTERESTED TRUSTEES (4) AND OFFICERS

Name, Address and (Age) (1)	Position with Fund; Length of Time Served; and Term of Office (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Leon Okurowski (65)	Vice President, Treasurer (1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Quantitative Investment Advisors, Inc.; Trustee, Quant Funds (4/17/1985 – 9/30/2004)	5

AB&T; Everest USB Canadian

Storage, Inc.; Quantitative Investment Advisors, Inc.; Medcool, Inc.; Sugarbush Solutions, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Greenville - 86, Inc.; USB-85 Restaurant Associates, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Willard L. Umphrey (66)	Trustee, President, Chairman (1985 to present)	Director, U.S. Boston Capital Corporation; President, Quantitative Investment Advisors, Inc.	5

AB&T; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Quantitative Investment Advisors, Inc.; Pear Tree Partners Management LLC; Pear Tree Royalty Company, Inc.(through 6/2005); Sugarbush Solutions, Inc.; USB Corporation; USB Greenville - 86, Inc.; USB-85 Restaurant Associates, Inc.; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; ZaBeCor Pharmaceutical Company, LLC

Name, Address and (Age) (1)	Position with Fund; Length of Time Served; and Term of Office (2)	Principal Occupation(s) During Past Five Years (3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Deborah A. Kessinger (44)	Assistant Clerk (April 2005 to present); Chief Compliance Officer (December 2005 to present)

Senior Counsel (since 9/04) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000-2004); Compliance Attorney, Forefield, Inc. (software provider) (2001-2004) and Compliance Consultant (2007 to present)

			N/A	None
Steven M. Warner (61)	Assistant Treasurer (October 2006 to Present)

Controller (since 6/06), USB Corporation; Controller (since 6/06), Quantitative Investment Advisors, Inc.; Consultant (2002-2006); Sr. Vice President of Finance (2000-2002), Corporate Vice President of Finance (1999-2002) Vice President of Finance (1992-2000) and Asst. Vice President of Financial Planning and Analysis (1987-1992), Pioneer Investment Management Shareholder Services, Inc. (transfer agent services)

			N/A	None

Notes:

1.	The mailing address of each of the officers and Trustees is 55 Old Bedford Road, Lincoln, Massachusetts 01773.

2.	Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

3.	The principal occupations of the officers and Trustees for the last five years have been with the employers shown above; although in some cases they have held different positions with such employers.

4.

Messrs. Umphrey and Okurowski are “interested persons” (as defined in the 1940 Act) of the Fund, the Manager or an Advisor. They have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with one or more of the following entities: the Trust, the Trust’s investment advisor, Quantitative Advisors, Inc. and the Fund’s distributor, U.S. Boston Capital Corporation (“Distributor”).

5.	Mr. Okurowski is also Vice President of the Fund’s Distributor, and Treasurer of the Trust’s investment advisor, Quantitative Advisors.

The annual fee paid to Non-Interested Trustees is $21,000 per annum and the Audit Committee Chair receives an additional $3,000 per annum.

COMPENSATION TABLE

for the fiscal year ended March 31, 2007

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong, Trustee	$0	N/A	N/A	$9,000
John M. Bulbrook, Trustee	$0	N/A	N/A	$9,000
Edward E. Burrows, Trustee	$0	N/A	N/A	$9,000
William H. Dunlap, Trustee*	$0	N/A	N/A	$7,500
Clinton S. Marshall, Trustee	$0	N/A	N/A	$9,000
Willard L. Umphrey, Trustee	$0	N/A	N/A	$8,750

Quantitative Investment Advisors, Inc., paid Mr. Okurowski an annual fee of $7,500 for services rendered during the fiscal year ended March 31, 2007, as an officer of the Fund. Effective October 1, 2006, the annual fee paid to Mr. Okurowski increased to $10,000.

The Trust’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

Messrs. Umphrey and Okurowski, as officers of the Manager and the Distributor, will benefit from the management and distribution fees paid or allowed by the Fund.

TRUSTEE SHARE OWNERSHIP TABLE

For the Calendar Year ended December 31, 2007

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in Quant Fund Complex

NON-INTERESTED TRUSTEES:

Robert M. Armstrong	None	$50,001-$100,000
John M. Bulbrook	None	over $100,000
Edward E. Burrows	None	$50,001-$100,000
William H. Dunlap	None	None
Clinton S. Marshall	None	$10,001-$50,000

INTERESTED TRUSTEES:

Willard L. Umphrey	None	over $100,000

.

COMMITTEE STRUCTURE

For the Fiscal Year Ended March 31, 2007

The following table outlines the standing committees of the Trustees:

Name of Committee	Functions	Members	Number of Meetings During Last Fiscal Year

Audit	To approve independent Auditors, to review Audit results, to consider compliance matters raised by the Chief Compliance Officer and to review candidates and give recommendations of new Trustees to the full Board	Armstrong, Bulbrook, Marshall	3

Pricing*	To discuss pricing anomalies as outlined in the Fund’s Pricing Procedures	Dunlap, Umphrey, Burrows	4

* Mr. Dunlap joined this Committee on December 11, 2006.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

The Fund has not commenced operation and therefore no information on control persons is available as of the date of this SAI.

THE MANAGER AND MANAGEMENT CONTRACT

Information on the Board of Trustees’ approval of the Management Contract will be contained in the Fund’s semi-annual report to be dated September 3, 2008. In addition, a detailed discussion of the Board of Trustees’ consideration of the advisory and/or subadvisory agreements approved in [April] 2008 is provided below.

The Fund employs a quantitative investment approach to selecting investments among other considerations. Each approach generally is developed as a result of research conducted by a team of individuals. The same investment strategy used to manage the Fund also may be used to manage separate institutional accounts maintained at the Manager or Advisor.

The Manager is an affiliate of U.S. Boston Capital Corporation, the Fund’s Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Fund, Leon Okurowski, Treasurer of the Fund, individually and jointly with their spouses, together own 100% of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage the Fund itself or, subject to the approval by the Trustees, select a subadvisor (the “Advisor”) to manage certain aspects of the Fund. In the latter case, the Manager monitors the Advisor’s investment program and results, reviews brokerage matters, oversees compliance by the Fund with various Federal and state statutes and the Fund’s own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund’s business, and provides general management and administrative services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolios and for the provision of services by third parties such as the Fund’s Custodian.

The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by: (i) vote, cast in person at a meeting called for the purpose, of a majority of those Non-Interested Trustees of the Manager or the Fund, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days’ written notice by either party.

In addition to the management fee, the Fund pays all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the Fund for distribution under Federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund’s shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. All general Fund expenses are allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. The Fund is also responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

The Fund has received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with an Advisor (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for the Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an advisor. The Manager retains ultimate responsibility to oversee the Advisor and to recommend its hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.

As compensation for services rendered, the Fund pays the Manager a monthly management fee at the annual rate of 1.00% of the Fund’s average daily net asset value.

ADVISORY CONTRACTS

Information on the Board of Trustees’ approval of the Advisory Contract will be contained in the Fund’s semi-annual report to be dated September 30, 2008. In addition, a detailed discussion of the Board of Trustees’ consideration of the advisory and/or subadvisory agreements approved in [April] 2008 is provided below.

Pursuant to an Advisory Contract with the Manager, the Advisor to the Fund furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by such Advisor and may perform certain limited, related administrative functions in connection therewith.

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by: (i) vote, cast in person at a meeting called for the purpose, of a majority of those Non-Interested Trustees of the Advisor, the Manager or the Quant Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Fund to which it relates. The Advisory Contract may be terminated without penalty with respect to the Fund by vote of the Trustees or the shareholders of that Fund, or by the Manager on not less than 30 nor more than 60 days’ written notice or by the particular Advisor on not less than 30 nor more than 60 days’, or no less than 150 days’ written notice, depending on the Fund. The Advisory Contract may be amended with respect to the Fund without a vote of the shareholders of that Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the funds of the Trust and the Manager terminates generally or terminates with respect to the Fund.

The Advisory Contract provides that the Advisor shall not be subject to any liability to the Fund or to the Manager or to any shareholder of the Fund for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Advisor.

For services rendered, the Manager pays to the Advisor of a fund a fee based on a percentage of the average daily net asset value of the Fund. The fees paid by the Manager to the Fund’s Advisor is: (i) 0.35% of the aggregate average daily net asset value of the Fund for assets in the Fund up to $35 million; (ii) 0.40% of the aggregate average daily net asset value of the Fund for assets in the Fund over $35 million and up to $200 million; and (iii) 0.50% of the aggregate average daily net asset value of the Fund for assets over $200 million.

ADVISOR

Polaris Capital Management, LLC (“Polaris” or “Advisor”), 125 Summer Street, Boston, MA 02110 serves as Advisor to the Fund. As of December 31, 2007, the firm had $4.3 billion under management for institutional clients and wealthy individuals. Bernard R. Horn, Jr. is the owner of 100% of the outstanding shares of Polaris and is thus a control person of Polaris.

Portfolio Managers

The portfolio managers for the Fund are listed below.

In some instances a portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of December 31, 2007, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

[ Will be updated to December 31, 2007 By Amendment]

Portfolio Manager: Bernard R. Horn, Jr. (Polaris)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	2	$1 billion	0	N/A
	Other Pooled Investment Vehicles	11	$604 million	0	N/A
	Other Accounts	23	$923 million	0	N/A
Portfolio Manager: Sumanta Biswas (Polaris)	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
	Registered Investment Companies	2	$1 billion	0	N/A
	Other Pooled Investment Vehicles	11	$604 million	0	N/A
	Other Accounts	23	$923 million	0	N/A

* For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares of the Fund that were beneficially owned by each portfolio manager as of December 31, 2007.

[ Will be updated to December 31, 2007 By Amendment]

Portfolio Manager	Dollar Range of Equity Securities Owned

	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Bernard R. Horn, Jr. (Polaris)					X
Sumanta Biswas (Polaris)

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Polaris Compensation Structure and Method Used to Determine Compensation: All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Cash flow of the firm is a direct function of the size of assets under management. At the senior level, bonus ranges from 0% to unlimited upside since base salary is kept at a minimum. The typical bonus range is more than 75% of base. At the junior level the bonus currently represents 0 – 50% of base. Overall compensation is based on annual firm profits which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria.

BOARD APPROVAL OF THE MANAGER AND ADVISORY CONTRACTS

The Board of Trustees, including at least a majority of the Non-Interested Trustees, is required under the 1940 Act to approve the Management and Advisory contracts on an annual basis. In this regard, the Management and Advisory contracts of the Fund will be reviewed each year by the Board of Trustees to determine whether the contracts should be renewed for an additional one-year period. Renewal of the contracts requires the majority vote of the Board of Trustees, including a majority of the Non-Interested Trustees. The Board of Trustees includes a majority of Non-Interested Trustees. The Management and Advisory contracts were last approved by the Board of Trustees at a meeting on [April 29], 2008 in accordance with the requirements of the 1940 Act.

DISTRIBUTOR AND DISTRIBUTION PLAN

Distributor. U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliated person of the Fund’s Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Fund’s shares pursuant to a written agreement dated April 17, 1985 (“Distribution Agreement”), as amended from time to time. Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. The Distribution Agreement calls for the Distributor to use its best efforts to secure purchasers for Fund shares.

Distribution Plan. To permit the Fund to pay a monthly fee to the Distributor, the Fund has adopted a distribution plan (the “Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.

The Fund pays the Distributor a monthly fee at the annual Rule 12b-1 fee rate of 0.25% of average net assets attributable to its respective Ordinary Shares and Class A shares held in shareholder accounts opened during the period the Plan is in effect, as determined at the close of each business day during the month.

Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the plan must be in writing. Continuance of the Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Non-Interested Trustees who have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The Plan may be terminated as to the Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Fund review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The Plans also terminate automatically upon assignment.

Ordinary Shares - Deferred Sales Charges. The Distributor also receives the deferred sales charges withheld from redemption proceeds, see HOW TO REDEEM, and may benefit from its temporary holding of investors’ funds in connection with certain purchases and redemptions of shares of the Fund.

Marketing and Intermediary Support Payments

In addition to payments made by the Fund to the Distributor under the Plan, to support distribution and servicing efforts, the Fund’s Manager may make payments to the Fund’s Distributor out of its own assets (and not the Fund’s).

In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (1) 0.30% of the average net asset value of Institutional Shares of the Fund held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (2) 0.25% of the average net asset value of the Fund’s Ordinary Shares held by shareholder accounts for which certain such employee sales agents of the Distributor are named as broker-of-record.

As of the date of this SAI, Institutional Shares of the Fund are authorized but not offered. Ordinary shares of the Fund are the only share class that you may purchase.

The Manager may also pay additional amounts to the Distributor to help defray the expenses of the Distributor. The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Fund. In this regard, the Manager has established arrangements for the Fund to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40% under certain current arrangements) in the subject Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the Plan, to the extent applicable to a class of the Fund, and any remainder is paid by the Manager out of its own assets (and not the Fund’s).

Additional Payments to Financial Intermediaries

The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, the Manager or one or more of its affiliates (collectively, “Quant Affiliates”) may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Quant Funds.

Quant Affiliates make these payments from their own resources (and not out of the assets of the Quant Funds), which include resources that derive from compensation for providing services to the Quant Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Fund as set forth in the “Fees and Expenses” table in the prospectus. These additional payments are described below. The Fund, the Manager and the Advisor do not consider an intermediary’s sales of Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Quant Funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. A Quant Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Quant Funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Quant Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from the Manager to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative, shareholder servicing or similar agreement with a Quant Affiliate.

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Quant Funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation for Quant Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of the Quant Funds through the financial intermediary’s distribution system. Quant Affiliates are motivated to make the payments described above since they promote the sale of Quant Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Quant Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Quant Affiliates benefit from the incremental management and other fees paid to Quant Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Quant Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Quant Funds. The benefits Quant Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which a Quant Affiliate’s personnel may make presentations on the funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Quant Funds in its fund sales system (on its “shelf space”). Quant Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Quant Affiliates make may be calculated on the average daily net assets of the applicable Quant Funds attributable to that particular financial intermediary (“Asset-Based Payments”); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally do not exceed 0.15% per annum of those assets. Such payments also may be calculated on sales of shares of Quant Funds (“Sales-Based Payments”); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally do not exceed 0.25% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Quant Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Quant Funds in investor accounts. Quant Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Quant Affiliates also may make payments to certain financial intermediaries that sell Quant Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Quant Affiliates also may make payments to certain financial intermediaries that sell Quant Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Quant Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other Payments. From time to time, Quant Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Quant Funds. Such compensation provided by Quant Affiliates may include financial assistance to financial intermediaries that enable Quant Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by Federal or state laws or any self-regulatory agency, such as the NASD. Quant Affiliates make payments for entertainment events they deem appropriate, subject to Quant Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

As a new fund information regarding additional payments to financial intermediaries or their affiliates is not available as of the date of this SAI.

Please contact your financial intermediary for details about any payments it receives from Quant Affiliates or the Quant Funds, as well as about fees and/or commissions it charges.

CUSTODIAN

State Street - Kansas City (“Custodian”) is the custodian of the Fund’s securities and cash. The Custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at 801 Pennsylvania Ave., Kansas City, MO 64105.

TRANSFER AGENT

Quantitative Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each of the Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. For its services, the Transfer Agent received a base fee of 0.16% of average total net asset value of each class of shares of the Fund. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.

All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services, which would otherwise be provided by Transfer Agent. Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell Fund shares, for transaction processing, recordkeeping or shareholder services (up to 0.25% under certain current arrangements).

For example, Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell Fund shares may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Transfer Agent or an affiliate or by an unaffiliated third party.

Further, subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], is the independent registered public accounting firm for the Fund. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, assists in the preparation of Federal and state income tax returns and consults with the Fund as to matters of accounting and Federal and state income taxation.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for the Fund and for other investment advisory clients of the Manager or that Fund’s Advisor or its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

All orders for the purchase and sale of portfolio securities for the Fund are placed, and securities for the Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Advisor, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisor and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Advisor place the Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor or the Manager in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in advising the Fund. The fees paid to the Advisor by the Manager or paid to the Manager by the Fund are not reduced because the Advisor or the Manager receive such services.

As permitted by Section 28(e) of the 1934 Act, and by the Advisory Contracts, the Manager or Advisor may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that Act) to the Manager or Advisor an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission, which another broker-dealer would have charged for effecting that transaction. The Manager’s or Advisor’s authority to cause the Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

Consistent with the FINRA-National Association of Securities Dealers, Inc. Conduct Rules and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Advisor may use broker-dealers who sell shares of the Fund to execute portfolio transactions for the Fund.

Pursuant to conditions set forth in rules of the SEC, the Fund may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Non-Interested Trustees.

As a new fund information regarding brokerage commissions is not available as of the date of this SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted, on behalf of the Fund’s, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the Federal securities laws and general principles of fiduciary duty relating to fund shareholders.

The Manager will make the Fund’s full portfolio holdings information available to the public on a quarterly basis with an appropriate delay based upon the nature of the information disclosed, generally between three (3) business days and thirty (30) calendar days. Normally, the Manager will post the Fund’s full portfolio holdings approximately thirty (30) days after the end of each quarter on the Fund’s website at www.quantfunds.com. Such postings will remain available until the information is filed with the SEC as described below. Such publicly disclosed information may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

In addition, the Manager generally makes publicly available certain information other than the Fund’s portfolio holdings. For example, the Manager makes information regarding the Fund’s top ten holdings (including the percentage of the Fund’s assets represented by each security), the percentage breakdown of the Fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) no earlier than three (3) business days after the end of each month.

The Fund will disclose portfolio holdings as required by applicable law or as requested by governmental authorities. For example, the Fund will disclose its portfolio holdings quarterly on forms that must be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending March 31 will be filed as part of the annual report on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending June 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending September 30 will be filed as part of the semi-annual report on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending December 31 will be filed on Form N-Q. The Fund’s Forms N-CSR and N-Q will be available on the SEC’s web site at www.sec.gov. If the Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR web site or otherwise) before the disclosure of the information on the Fund’s web site would normally occur, that Fund may post such information to its web site.

The Manager may provide the Fund’s full portfolio holdings or other information to certain entities prior to the date such information is made public (“Confidential Portfolio Information”), provided that certain conditions are met. Such disclosures may be authorized by any member of the legal department. The entities to which such disclosure of Confidential Portfolio Information may be made as of the date of this SAI are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the Fund for purposes of investment by its clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the Fund’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. As of the date of this SAI, the Manager has not provided the Fund’s Confidential Portfolio Information to any entity prior to the date such information was made public.

The Fund’s portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Manager, the Advisor, the Distributor, the Fund’s custodian and fund accountant (State Street Kansas City), the Fund’s counsel [ ] and the Fund’s independent registered public accounting firm [ ]. Such service providers may be provided with portfolio holdings information on an as needed basis with no delay. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of the Manager, the Fund, or any other service provider receives any compensation or other consideration from any arrangement pertaining to the release of the Fund’s portfolio holdings information.

If a service provider is not subject to duties of confidentiality arising under law or contract as provided in the preceding paragraph, the service provider will be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information. The Fund currently does not have ongoing arrangements to make Confidential Portfolio Information available to any service provider (other than those named above) or to any rating agencies. The Advisor currently has ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers.

Name of Entity	Type of Service	Frequency	Lag Time
Proxy Edge	Proxy Voting	Daily	N/A
Institutional Shareholder Services (ISS)	Proxy Voting	Daily	N/A

The Fund’s President and the Manager’s Chief Compliance Officer (or persons designated by each of them), acting jointly, may grant exemptions to the policy with respect to Confidential Portfolio Information. Exemptions may be granted only if the above persons (or their designees) determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the Fund.

The Manager and the Advisor for the Fund have the primary responsibility for ensuring that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Manager and Advisor must maintain such internal informational barriers as they believe are reasonably necessary for preventing unauthorized disclosure of Confidential Portfolio Information. The Fund’s Chief Compliance Officer shall confirm at least annually that the Manager’s and Advisor’s procedures and or processes are reasonably designed to comply with these portfolio holdings disclosure policies

The Fund is subadvised by an Advisor who is not affiliated with the Manager. As a result, separate accounts or other investment companies managed by an Advisor may have investment objectives and strategies that are substantially similar or identical to the Fund’s investment objective and strategy and, therefore, may have portfolio holdings that identical to or substantially the same as the portfolio holdings of the subadvised Fund. Such separate accounts or other investment companies may be subject to different holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Fund exercises any control over such policies or disclosure.

Compliance with the Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by the Manager in accordance with this policy or the exceptions permitted under the policy. The following changes to this policy would be subject to approval by the Board of Trustees: (i) any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed, (ii) any increase in the purposes for which such disclosure may be made; or (iii) a change from quarterly to more frequent public disclosure. Any such change, if material, would be reflected in a supplement to the Fund’s SAI.

HOW TO INVEST

The procedures for purchasing shares are summarized in the prospectus under the caption HOW TO INVEST.

The Fund has authorized one or more brokers to receive purchase and redemption orders on its behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Fund.

EXCHANGE OF SECURITIES FOR SHARES OF THE QUANT FUNDS. Applications to exchange common stocks for Quant Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by a Quant Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the prospectus as of the time of the next determination of net asset value after such acceptance. Shares of the Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights, which are reflected in the market price of accepted securities at the time of valuation become the property of the Quant Fund and must be delivered to the Quant Fund by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

OPEN ACCOUNT SYSTEM. Under the Fund’s Open Account System all shares purchased are credited directly to your account in the designated Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

The following services are currently offered by the Open Account System:

1. You may make additional investments in the Fund by sending a check in U.S. dollars (made payable to “Quantitative Group of Funds”) to the Fund, by wire, or by online ACH transactions, as described under HOW TO INVEST in the prospectus.

2. You may select one of the following distribution options, which best fits your needs.

* REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.

* INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.

* CASH OPTION: Income dividends and capital gain distributions paid in cash.

You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of the Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

3. You will receive a statement setting forth the most recent transactions in your account after each transaction, which affects your share balance.

The cost of services rendered under the Open Account System to the holders of a particular class of shares of the Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Sales charges

Ordinary Shares - Deferred Sales Charge. Ordinary Shares are subject to a 1.00% deferred sales charge at the time of redemption. The 1.00% deferred sales charge is imposed on the proceeds from all Ordinary Shares redeemed (including Ordinary Shares purchased through the reinvestment of dividend and capital gains distributions) subject to exceptions provided for in the Fund’s prospectus. The Distributor may pay a sales fee of 1.00% of the offering price to the dealer transmitting an order for Ordinary Shares, provided that the Ordinary Shares sold are subject to the 1.00% deferred sales charge. The Distributor may also pay the dealer a service fee for accounts serviced by the dealer based upon the service agreement between the Fund and the Broker.

TAX DEFERRED RETIREMENT PLANS.

ACCOUNTS OFFERED BY THE FUND. The Fund offers tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:

•	Traditional Individual Retirement Accounts (IRAs)
•	Roth IRAs
•	Simplified Employee Pension Plans (SEP-IRAs)
•	Simple IRAs
•	403(b) Custodial Accounts

Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of theses kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

IRAS. Investors may establish either regular IRA accounts, to which they may make contributions of up to $4,000 annually (or 100% of their earned income for the year, if less) or $5,000 if you are over fifty years old, or rollover IRAs, to which they may roll over or transfer assets from another preexisting IRA of the same kind. They also may establish conversion Roth IRAs (into which they may move assets from a traditional IRA), if they satisfy certain requirements; individuals will be subject to tax on the taxable amount moved from a traditional IRA to a Roth IRA at the time of the conversion. SEP-IRAs are traditional IRA accounts established pursuant to an employer-sponsored SEP plan; different contribution limits apply to SEP-IRAs. Simple IRAs are traditional IRA accounts established pursuant to an employer-sponsored Simple IRA plan; different contributions limits apply to Simple IRAs.

Contributions to a traditional IRA will be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are taxable as ordinary income. Contributions to a Roth IRA are not deductible. However, withdrawals may not be taxable if certain requirements are met. In either case, capital gains and income earned on Fund shares held in an IRA are not taxable as long as they are held in the IRA.

403(b)S. This kind of custodial account may be established by employees of certain educational and charitable organizations. A qualifying employee may make an election to defer salary, which is then contributed to the 403(b) account; these contributions held in a 403(b) account are not taxable as long as they are held in the account. A 403(b) holder generally will have taxable income only when he or she receives a distribution from the account; distributions are taxable as ordinary income.

OTHER RETIREMENT PLANS. Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.

HOW TO EXCHANGE

The procedures for exchanging shares of one Quant Fund for those of another are also described in the prospectus under HOW TO EXCHANGE.

An exchange involves a redemption of all or a portion of shares of one class of a Quant Fund and the investment of the redemption proceeds in shares of a like class in another Quant Fund. The redemption will be made at the per share net asset value of the particular class of shares of the Quant Fund being redeemed, which is next determined after the exchange request is received in proper order.

The shares of the particular class of shares of the Quant Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Quant Fund being acquired in accordance with the customary policy of that fund for accepting investments.

The exchange of shares of one class of a Quant Fund for shares of a like class of another Quant Fund will constitute a sale for Federal income tax purposes on which the investor will realize a capital gain or loss.

The exchange privilege may be modified or terminated at any time, and the Quant Funds may discontinue offering shares of a fund or any class of a fund generally or in any particular state without notice to shareholders.

HOW TO REDEEM

The procedures for redeeming shares of a Fund are described in the prospectus under HOW TO REDEEM.

Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Fund reserves the right to take up to three (3) business days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Fund reserves the right not to honor the redemption request until the check or monies have been collected.

The Fund will normally redeem shares for cash, however, the Fund reserves the right to pay the redemption price wholly or partially in kind if the Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will be selected by the Manager or Advisor in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. A redemption constitutes a sale of shares for Federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation” below.

Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Fund. Shareholders who redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Fund may require additional documentation of a customary nature. Shareholders who have authorized the Fund to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Fund provides written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.

The Transfer Agent will assess a fee, normally $15.00, for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.

EXCESSIVE TRADING. The Fund intends to deter market timing activities and do not have any agreements to permit any person to market time in the Fund. See Excessive Trading in the prospectus for more information on the Fund’s policies.

CALCULATION OF NET ASSET VALUE

Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Standard Time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, the Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.

The Fund may invest in securities listed on foreign exchanges that trade on days on which the Fund does not compute net asset value (i.e., Saturdays and New York Stock Exchange holidays) and the net asset value of shares of the Fund may be significantly affected on such days. Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Fund’s Trustees. The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

The fair value of any restricted securities from time to time held by the Fund is determined by its Advisor in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities, which are generally recognized by institutional traders.

For purposes of determining the net asset value per share of each class of the Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Fund’s shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of the Fund’s securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Expenses of the Quant Funds directly charged or attributable to the Fund will be paid from the assets of the Fund, except that Rule 12b-1 Plan expenses will not be borne by holders of Institutional Shares of the Fund and each class of shares of the

Fund will bear its own transfer agency fees. General expenses of the Quant Funds will be allocated among and charged to the assets of the respective Quant Funds on a basis that the Trustees deem fair and equitable, which may be the relative assets of the Quant Fund or the nature of the services performed and relative applicability to the Quant Fund.

PRICE OF SHARES

Orders received by an investment dealer or authorized designee, the Transfer Agent or a Quant Fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the Fund’s share price would still be determined as of 4:00 p.m. Eastern time.

DISTRIBUTIONS

The Fund will be treated as a separate entity for Federal income tax purposes (see TAXATION) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Fund basis.

TAXATION

The Fund intends to qualify annually as a “regulated investment company” (“RIC”) under the Code.

To qualify as a RIC, the Fund must: (a) derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies certain payments with respect to securities loans or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, Government securities, securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities and securities of RICs); and (c) distribute at least 90% of its investment company taxable income (which includes interest, dividends, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a RIC, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Unless certain constructive sale rules (discussed more fully above) apply, the Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund’s holding period of any security, which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options futures, and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. Federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Alternatively, the Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. The Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income it’s pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or Fund shares are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. If a fund fails to satisfy its holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

The Fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

From time to time, the Fund may advertise its performance in various ways. These methods include providing information on the returns of the Fund and comparing the performance of the Fund to relevant benchmarks. Performance will be stated in terms of total return. “Total return” figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

PERFORMANCE MEASURES

As a new fund performance information is not available for the Fund as of the date of this SAI.

Under the rules of the SEC, funds advertising performance must include total return quotes, “T” below, calculated according to the following formula:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years (1, 5, or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the “n” year period (or fractional portion thereof) at the end of such period.

Under the rules of the SEC, funds advertising after-tax performance on distributions must include total return quotes, “T” below, calculated according to the following formula:

P(1+T)n = ATVD

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the “n” year period (or fractional portion thereof) after taxes on fund distributions but not after taxes on sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

Under the rules of the SEC, funds advertising after-tax performance on distributions and sales must include total return quotes, “T” below, calculated according to the following formula:

P(1+T)n = ATVDR

Where:	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and sales)

n = number of years

ATVDR = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the “n” year period (or fractional portion thereof) after taxes on fund distributions and sales.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

The average annual total return, the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sales will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods plus the time period since the effective date of the registration statement relating to the particular Fund. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating redeemable value, the deferred sales charge is deducted from the ending redeemable value and all dividends and distributions by the Fund are deemed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed on the Fund.

In reports to shareholders or other literature, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper, Inc. (Lipper) or Morningstar, Inc., widely recognized independent services that monitor the performance of mutual funds. In making such comparisons, the Fund may from time to time include a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to make a more accurate comparison to other measures of investment return. For such purposes, the Fund calculate its aggregate total return in the same manner as the above formula except that no deferred sales charges are deducted from the ending amount. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Fund, however, will disclose the maximum deferred sales charge and will also disclose that the performance data so quoted do not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative information will be given no greater prominence in such sales literature than the information prescribed under SEC rules. Performance information, rankings, ratings, published editorial comments and listings reported in national financial publications may also be used in computing performance of the Fund (if the Fund is listed in any such publication). Performance comparisons should not be considered as representative of the future performance of the Fund.

Independent statistical agencies measure the fund’s investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

LIPPER, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund’s historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund’s 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor’s and Moody’s Investor Service, Inc.

CDA/WIESENBERGER’S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund’s performance. The fund may from time to time refer to results published in various periodicals, including Barron’s, Financial World, Forbes, Fortune, Investor’s Business Daily, Kiplinger’s Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

MUTUAL FUNDS MAGAZINE, INC. publishes mutual fund rankings and is distributed monthly. Mutual Funds Magazine’s proprietary All-Star Ratings reflect historical risk-adjusted performance through a specific date and are subject to change. Overall ratings are calculated from the fund’s total return, with load-adjustments if applicable, relative to the volatility of its price fluctuations, over a minimum of two years and a maximum of ten years. Separate All-Star Ratings are also calculated for 1-, 3-, 5- and 10-year periods, as applicable. For all periods, the 20% of funds with the highest risk-adjusted returns receive Five Stars; the next highest 20% receive Four Stars, the next highest 20% receive Three Stars, etc.

THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor’s and Baa by Moody’s.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (non-callable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX is an index of approximately 700 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 900 equity securities issued by companies located in 21 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 550 equity securities issued by companies located in one of 16 European countries, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore. All values are expressed in U.S. dollars.

THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The NASDAQ Stock Market, Inc. National Market System.

THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security’s growth orientation is determined by a composite score of the security’s price-to- book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.

THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security’s growth orientation is determined by a composite score of the security’s price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor’s or Aa by Moody’s and is frequently used as a general measure of the performance of fixed-income securities.

THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

STANDARD & POOR’S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

STANDARD & POOR’S 40 UTILITIES INDEX is an index of 40 utility stocks.

STANDARD & POOR’S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor’s 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor’s 500 Composite Stock Price Index.

THE QUANT FUNDS

The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into five series of shares, including the Fund and with the exception of the Fund which has two classes of shares: Ordinary Shares and Institutional Shares, each comprised of three (3) classes of shares: Class A shares, Ordinary Shares and Institutional Shares.

Institutional Shares of the Fund are authorized but not offered as of the date of this SAI.

Ordinary shares of the Fund are the only share class that you may purchase.

There are no rights of conversion between shares of different Quant Funds, which are granted by the Amended and Restated Declaration of Trust, but holders of shares of a class of a Quant Fund may exchange all or a portion of their shares for shares of a like class in another Quant Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to another class of shares of the same or a different Quant Fund.

These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Quant Fund (or class thereof under certain circumstances) on all matters, except that: (i) when the 1940 Act so requires, shares shall be voted in the aggregate and not by individual Quant Fund, and (ii) when the Trustees of the Quant Funds have determined that a matter affects only the interest of one or more Quant Funds, then only holders of shares of such Quant Fund shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fund and filed with the Fund or by a vote of the holders of two-thirds of the outstanding shares of the Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Trust are entitled to receive the net assets of its Fund, but not of the other Quant Funds. Shareholders have no preemptive rights. The Fund’s fiscal year ends on the last day of March.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.

The Trust, Manager, the Advisor and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Trust, which delegates responsibility for voting proxies to the Manager, subject to the Board’s continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Advisor that actually manage the assets of the Fund. The Manager and the Advisor have their own proxy voting policies and procedures, which the Board has reviewed. The Manager’s and the Advisor’s policies and procedures assure that all proxy voting decisions are made in the best interest of the Fund and that the Manager or the Advisor will act in a prudent and diligent manner for the benefit of the Fund. The Manager’s and the Advisor’s policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of the Manager or the Advisor, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 will be available without charge on the Quant Funds website (www.quantfunds.com), upon request by contacting the Funds or via the SEC web site at www.sec.gov.

APPENDIX A - VOTING POLICIES

QUANTITATIVE GROUP OF FUNDS

d/b/a QUANT FUNDS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted: July 23, 2003)

I. Quant Funds’ Policy Statement

Quantitative Group of Funds (d/b/a/ Quant Funds) (“Quant”) is firmly committed to ensuring that proxies relating to Quant’s portfolio securities are voted in the best interests of Quant’s shareholders. The following policies and procedures have been established to implement Quant’s proxy voting program.

II. Trust’s Proxy Voting Program

Quantitative Advisors serves as the investment manager of Quant’s portfolios. Quantitative Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Quant has delegated proxy voting responsibility to Quantitative Advisors. Because Quantitative Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Quant’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Quant’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. Quantitative Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Quantitative Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Quantitative Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV. Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Quant and Quantitative Advisors, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Quant and Quantitative Advisors such information and records with respect to proxies relating to Quant’s portfolio securities as required by law and as Quant or Quantitative Advisors may reasonably request.

V. Disclosure of Quant’s Proxy Voting Policies and Procedures and Voting Record

Quantitative Advisors, on behalf of Quant, will take reasonable steps as necessary to seek to ensure that Quant complies with all applicable laws and regulations relating to disclosure of Quant’s proxy voting policies and procedures and its proxy voting record. Quantitative Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Quant’s shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. Reports to Quant’s Board of Trustees

Quantitative Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Quant’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities and any other information requested by the Board of Trustees.

QUANTITATIVE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July 23, 2003; revised October 21, 2005)

Quantitative Advisors serves as the investment adviser to the series of the Quantitative Group of Funds (d/b/a Quant Funds) (each a “Fund” and together the “Funds”). In that capacity Quantitative Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Quantitative Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I. POLICY

In the typical course of Quantitative Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds. In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Quantitative Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Quantitative Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II. RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Quantitative Advisors, which consists of the members of Quantitative Advisors’ Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III. PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Quantitative Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV. CONFLICTS OF INTEREST

Quantitative Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A. Identifying Conflicts of Interest

The Proxy Committee will seek to identify Quantitative Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Quantitative Advisors’ senior management. The Proxy Committee may determine that Quantitative Advisors has a conflict of interest as a result of the following:

1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Quantitative Advisors, its members, officers or employees have a significant business relationship. Quantitative Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Quantitative Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Quantitative Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Quantitative Advisors votes the proxy. Employees of Quantitative Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Quantitative Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Quantitative Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Quantitative Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Quantitative Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

•

fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Quantitative Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Quantitative Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D. Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Quantitative Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Quantitative Advisors.

V. RECORDKEEPING AND DISCLOSURE

Quantitative Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Quantitative Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Quantitative Advisors casts on behalf of the Funds;

•	a copy of any document created by Quantitative Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of each written Fund request for information on how Quantitative Advisors voted proxies on behalf of the Funds; and

•	a copy of any written response by Quantitative Advisors to any Fund request for information on how Quantitative Advisors voted proxies on behalf of the requesting Fund.

Quantitative Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Quantitative Advisors voted their securities. Information about how the Funds securities were voted or a copy of Quantitative Advisors’ proxy voting policies and procedures free of charge by written request addressed to Quantitative Advisors.

POLARIS CAPITAL MANAGEMENT, LLC PROXY POLICY

Polaris Capital Management, LLC. (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1.	Statement of Law and Policy

A.	Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B.	Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.

The Adviser will generally comply with the following guidelines:

•	Routine Corporate Governance Issues

The Adviser will vote in favor of management.

Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•	Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.

Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.

In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.

In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•	Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

•	Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

•	Record Keeping

The following records will be kept for each client:

•	Copies of the Adviser’s proxy voting policies and procedures.
•	Copies of all proxy statements received.
•

A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•	A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV. A hard copy of the policy will be included in the Compliance Program and is available on request.

2.	Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3.	Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;
•	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;
•	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or
•	An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•

Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•	The Compliance Officer will record in writing the basis for any such determination.

Part C Other Information

Item 23. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust, dated April 2, 1990 (i)

(1)	Amendment 1, Dated July 18, 1993, To the Agreement and Declaration of Trust, Dated April 2, 1990 (i)

(2)	Establishment and Designation of Class A Shares Dated July 26, 2005 (vii)

(b)	Amended and Restated By-Laws, Dated April 2, 1990 (i)

(1)	Amendment 1, Dated July 19, 1993, To the By Laws Dated April 2, 1990 (i)

(2)	Amendment 2, Dated July 23, 2004, To the By Laws Dated April 2, 1990 (iv)

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)

(1)    Form of Amended and Restated Management Contract Between Quantitative Group of Funds and Quantitative Investment Advisors, Inc. (formerly Quantitative Advisors, Inc.), Dated May 1, 2008, filed herewith as Exhibit 99.d.1

(2)	Advisory Contract Between Quantitative Advisors and Columbia Partners, LLC, Dated January 31, 1999-Small Cap Fund (i)

(3)    Advisory Contract Between Quantitative Advisors and PanAgora Asset Management, Inc.), Dated August 3, 2007- Emerging Markets Fund filed herewith as Exhibit 99.d.2

(4)	Advisory Contract Between Quantitative Advisors and Polaris Capital Management, Inc., Dated January 31, 1999- Foreign Value Fund (i)

(5) Advisory Contract Between Quantitative Advisors and Analytic Investors, LLC, Dated January 2, 2008 – Long/Short Fund, filed herewith as Exhibit 99.d.3

(6)	Form of Advisory Contract Between Quantitative Advisors and Polaris Capital Management, LLC, Dated May 1, 2008- Foreign Value Small Cap Fund, filed herewith as Exhibit 99.d.4

(e)

(1)	Restated Distribution Agreement Dated February 1, 2008, attached herewith as Exhibit
99.e.1

(2)	Form of Restated Distribution Agreement Dated May 1, 2008, attached herewith as

Exhibit 99.e.2

(3)	Form of Specimen Selling Group Agreement (viii)

(4)	Distribution Fee Waiver Agreement Dated June 1, 2007 (viii)

(5)	Distribution Fee Waiver Agreement Dated July 18, 2007 (viii)

(f)	Not applicable.

(g)	Custodian and Investment Accounting Agreement with Investors Fiduciary Trust Company, Dated January 18, 1998 (i)

(1)	First Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City f.k.a. Investors Fiduciary Trust Company, Dated March 1, 1998 (i)

(2)	Second Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City, Dated May 1, 2001 (ii)

(h)     Form of Amended and Restated Transfer Agent and Service Agreement, Dated May 1, 2008, attached herewith as Exhibit 99.h

(i)	Opinion and Consent of Legal Counsel, to be filed via Amendment

(j)	Consent of Independent Registered Public Accounting Firm, to be filed via Amendment

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution Plan, Dated April 2, 1990 (i)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	(1)	Multiple Class Plan Pursuant to Rule 18f-3 (vii)

(o)	Not applicable.

(p)	(1)	Code of Ethics for the Fund
(a)	Dated April 2000 (ii)
(b)	Dated July 23, 2003 (iii)
(c)	Dated January 1, 2005 (v)
(d)	Dated January 10, 2008 attached herewith as Exhibit 99.p.1

(2)	Code of Ethics - Columbia Partners Dated 2007 (viii)

(3)    Code of Ethics - PanAgora Asset Management, Inc. Dated August 27, 2007, attached herewith as Exhibit 99.p.2

(4)    Code of Ethics - Polaris Capital Management Inc. Dated June 15, 2005, revised, attached herewith as Exhibit 99.p.3

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 attached herewith as Exhibit 99.p.4

(q)	Power of Attorney Dated April 24, 2007 (viii)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003.

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004.

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005.

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005.

(vii)     Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005.

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein.

Item 24. Persons Controlled by or under common control with the Company.

No person is presently controlled by or under common control with the Company.

Item 25. Indemnification

Indemnification provisions for officers, directors and employees of the Company are set forth in Article VIII, Sections one through three of the Amended and Restated Agreement and Declaration of Trust, and are hereby incorporated by reference. See Item 23 (a) (1) above. Under this Declaration of Trust, directors and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules there under. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 26. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of Quantitative Investment Advisors, Inc., the Registrant’s investment adviser (the “Manager”), is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name	Business and other connections

Willard L. Umphrey:	President/Treasurer/Clerk/Director, U.S. Boston Insurance

Director                                   Agency, Inc.; Director, U.S. Boston Capital Corporation; President

President

/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC; Director, Sugarbush Solutions, Inc.; Director, U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Quantitative Group of Funds, d/b/a Quant Funds.

Leon Okurowski:	Director/President, U.S. Boston Corporation, USB
Vice President, Treasurer,	Corporation; Vice President/Treasurer/Director,
Clerk and Director

U.S. Boston Capital Corporation; Vice President, U.S. Boston Insurance Agency, Inc.; Director, Medcool, Inc.; Director, Sugarbush Solutions, Inc.; Partner, U.S. Boston Company, U.S. Boston Company II; Treasurer/Vice President, Quantitative Group of Funds, d/b/a Quant Funds.

Deborah A. Kessinger:	President and Chief Compliance Officer, U.S. Boston Capital
Chief Compliance Officer	Corporation; Chief Compliance Officer, Quantitative Group of Funds, d/b/a Quant Funds; Assistant Clerk, Quantitative Group of Funds, d/b/a Quant Funds.

Steven M. Warner	Assistant Treasurer, Quantitative Group of Funds, d/b/a Quant Funds
Controller	Controller, USB Corporation.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773.

Item 27. Principal Underwriters

(a)	Not applicable.
(b)	The directors and officer of the Registrant’s principal underwriter are:

Positions and	Positions and
Offices with	Offices with
Name	Underwriter	Registrant

Deborah A. Kessinger	President and Chief	Chief Compliance Officer and
Compliance Officer	Assistant Clerk

Leon Okurowski	Vice President,	Vice President and
Treasurer, Clerk and	Treasurer
Director

Willard L. Umphrey	Director	President, Chairman
and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773.

(c)	Not applicable.

Item 28. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s investment advisers:

Quantitative Investment Advisors, Inc.
55 Old Bedford Road
Lincoln, MA 01773

Analytic Investors, LLC

500 South Grand Avenue,23rd Floor

Los Angeles, CA 90071

PanAgora Asset Management, Inc.
260 Franklin Street, 22nd Floor
Boston, MA 02110

Columbia Partners, L.L.C., Investment Management
5425 Wisconsin Avenue, Suite 700
Chevy Chase, MD 20815

Polaris Capital Management, LLC
125 Summer Street
Boston, MA 02110

Registrant’s custodian:

State Street – Kansas City
801 Pennsylvania Avenue
Kansas City, MO 64105

Registrant’s transfer agent:

Quantitative Institutional Services,

a division of Quantitative Investment Advisors, Inc.

55 Old Bedford Road
Lincoln, MA 01773

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Company certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, County of Middlesex, and Commonwealth of Massachusetts, on the 14th day of February, 2008.

Attest:	Quantitative Group of Funds d/b/a Quant Funds

/s/ Leon Okurowski	/s/ Willard L. Umphrey
Leon Okurowski, Treasurer	Willard L. Umphrey, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert M. Armstrong *	February 14, 2008
Trustee	Date

/s/ John M. Bulbrook *	February 14, 2008
Trustee	Date

/s/ Edward A. Burrows*	February 14, 2008
Trustee	Date

/s/ William H. Dunlap *	February 14, 2008
Trustee	Date

/s/ Clinton S. Marshall *	February 14, 2008
Trustee	Date

/s/ Willard L. Umphrey	*	February 14, 2008
Trustee	Date

*By: /s/ Willard L. Umphrey	February 14, 2008
Willard L. Umphrey	Date
Attorney in Fact

EXHIBIT INDEX

Exhibit

Number	Description
(d)(1)	Form of Amended and Restated Management Contract Between

Quantitative Group of Funds and Quantitative Investment Advisors, Inc. (formerly Quantitative Advisors, Inc.),

Dated May 1, 2008.

(d)(2)	Advisory Contract Between Quantitative Advisors and Panagora Asset
Management, Inc.,
Dated August 3, 2007.

(d)(3)	Advisory Contract Between Quantitative Advisors and Analytic Investors, LLC,
Dated January 2, 2008.

(d)(4)	Form of Advisory Contract Between Quantitative Advisors and Polaris Capital
Management, LLC, Dated May 1, 2008- Foreign Value Small Cap Fund.

(e)(1)	Restated Distribution Agreement Dated February 1, 2008.

(e)(2)	Form of Restated Distribution Agreement Dated May 1, 2008.

(h)	Form of Amended and Restated Transfer Agent and Service Agreement, Dated May 1, 2008.

(p)(1)	Code of Ethics for the Fund Dated January 10, 2008.

(p)(2)	Code of Ethics - PanAgora Asset Management, Inc. Dated August 27, 2007.

(p)(3)	Code of Ethics - Polaris Capital Management Inc. Dated June 15, 2005, revised.

(p)(4)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005.